UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2008

ARYX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33782	77-0456039
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6300 Dumbarton Circle
Fremont, California		94555
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 585-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 11, 2008, ARYx Therapeutics, Inc. entered into a securities purchase agreement with certain institutional and other accredited investors pursuant to which ARYx agreed to sell and issue, in a private placement, an aggregate of 9,649,545 shares of its common stock, par value $0.001 per share and warrants to purchase an aggregate of 2,894,864 shares of its common stock. Pacific Growth Equities, LLC served as the placement agent for the private placement.

Under the terms of the securities purchase agreement, the price for each share of common stock being purchased is $2.20, which is equal to the consolidated closing bid price of a share of ARYx’s common stock on November 11, 2008 as reported by the NASDAQ Stock Market LLC. The total number of shares of common stock underlying each investor’s warrant will be equal to 30% of the total number of shares purchased by such investor in the private placement and will have a purchase price per underlying share of common stock of $0.125. The combined purchase price of each share of common stock and each warrant to purchase 0.30 of a share of common stock to be issued in the private placement is $2.2375. The warrants will be exercisable for a term of five years from the closing date of the private placement and have an exercise price of $2.64 per share, which is equal to 120% of the consolidated closing bid price of a share of ARYx’s common stock on November 11, 2008.

ARYx anticipates raising gross proceeds of approximately $21.6 million in connection with the private placement. The net proceeds, after deducting the placement agent fees payable by ARYx, are expected to be approximately $20.7 million. ARYx expects the net proceeds from the private placement to be used for working capital and other corporate and operational purposes. The closing of the private placement is expected to occur on or about November 13, 2008, subject to the satisfaction of customary closing conditions.

In connection with the private placement, ARYx also entered into a registration rights agreement with the investors on November 11, 2008, pursuant to which ARYx granted to the investors certain registration rights related to the shares and warrants issued and sold pursuant to the securities purchase agreement. Under the terms of this agreement, ARYx is required, among other things, to file, within 35 days after the closing of the private placement (or in the event ARYx is required to file the registration statement on a Form S-1, then within 90 days following the closing), a registration statement registering for resale the shares and warrants issued and sold in the private placement. ARYx will be required to pay a certain amount of cash as liquidated damages if it does not meet its registration obligations under the registration rights agreement.

Certain of ARYx’s existing stockholders are investors in the private placement, including entities affiliated with MPM Capital and OrbiMed Advisors LLC, each of which is deemed to be a significant stockholder of ARYx.  These investors and/or their affiliates are parties to ARYx’s amended and restated investor rights agreement dated October 22, 2007, and have waived the registration rights of the parties thereto arising in connection with the private placement.

The foregoing is only a brief description of the material terms of the securities purchase agreement, the registration rights agreement and the warrants, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the securities purchase agreement, registration rights agreement and form of warrant, which are filed as Exhibit 10.24, Exhibit 4.9 and Exhibit 4.10, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition.

On November 12, 2008, ARYx issued a press release announcing its financial results for the three months ended September 30, 2008. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by ARYx, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to an agreement to sell unregistered equity securities of ARYx in a private placement is incorporated herein by reference. These securities were offered and sold in the private placement to certain institutional and other accredited investors without registration under the Securities Act of 1933, as amended, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Accordingly, the securities to be issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered, these securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

4.9	Registration Rights Agreement, dated November 11, 2008, by and among ARYx Therapeutics, Inc. and the investors identified on the signature pages thereto.

4.10	Form of Warrant to Purchase Shares of Common Stock.

10.24	Securities Purchase Agreement, dated November 11, 2008, by and among ARYx Therapeutics, Inc. and the purchasers identified on the signature pages thereto.

99.1	Press release, dated November 12, 2008, entitled “ARYx Reports Third Quarter 2008 Financial Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 12, 2008

ARYX THERAPEUTICS, INC.

By:	/s/ David Nagler
David Nagler
Vice President, Corporate Affairs and Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.9	Registration Rights Agreement, dated November 11, 2008, by and among ARYx Therapeutics, Inc. and the investors identified on the signature pages thereto.

4.10	Form of Warrant to Purchase Shares of Common Stock.

10.24	Securities Purchase Agreement, dated November 11, 2008, by and among ARYx Therapeutics, Inc. and the purchasers identified on the signature pages thereto.

99.1	Press release, dated November 12, 2008, entitled “ARYx Reports Third Quarter 2008 Financial Results.”